Exhibit 10.5

[Sun Microsystems letterhead]

November 7, 1995

Mr. Robert Kohn
Borland International
Senior Vice President corporate Affairs
100 Borland Way
Scotts Valley, CA 95066-3249

Dear Mr. Kohn:

This letter will summarize the understanding reached between Sun Microsystems, Inc. (“Sun”) and Borland International, Inc. (“Borland”) concerning the Technology License and Distribution Agreement for Java technology (the “Agreement”) executed by the parties concurrently herewith.

Sun hereby agrees that in the event the restrictions specified in Section 2.5 (ii) concerning non-enforcement of copyright on interfaces for Value Added Open Packages is removed by Sun for any of the following Borland competitors: ***** who have signed Java technology license and distribution agreements with Sun, then Sun shall also remove such restrictions on Borland by amendment to the Agreement.

Please confirm your agreement with the terms of this Letter by having an authorized representative sign below and return a fully executed original to me at your earliest convenience.

Sincerely,

/s/ Michele Huff

Michele I. Huff Counsel, Java Products Group

AGREED TO AND ACCEPTED:
BORLAND INTERNATIONAL, INC.

BY:	[signature illegible]

TITLE:	VP. Business Development

DATE:	11/7/95

cc: Lee Parch, Esq.

*****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.